Exhibit 10.23
FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is made as of March 21, 2017, by and between ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company ("Landlord"), and JOUNCE THERAPEUTICS, INC., a Delaware corporation ("Tenant").

RECITALS

A.    Landlord and Tenant are now parties to that certain Lease Agreement dated as of November 1, 2016 (the "Lease"). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 51,000 rentable square feet ("Original Premises") in that certain building located at 780 Memorial Drive, Cambridge, Massachusetts.

B.    Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, acknowledge the Commencement Date, the Rent Commencement Date and the expiration date of the Base Term.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.    Acknowledgement of Key Dates. Landlord and Tenant hereby acknowledge and agree that the "Commencement Date" of the Lease occurred on November 1, 2016, the "Rent Commencement Date" occurred on March 1, 2017, and the expiration date of the Base Term of the Lease is scheduled to occur on March 31, 2025.

2.    Indemnity. To correct a scrivener's error in Section 16 of the original Lease, Landlord and Tenant hereby agree that, retroactive to the date of the original Lease, the language of Section 16 of the original Lease which reads "except to the extent caused solely by the willful misconduct or negligence of Landlord" is hereby deleted in its entirety and replaced with the following: "except to the extent caused by the willful misconduct or negligence of Landlord."

3.    OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control ("OFAC") of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the "OFAC Rules"), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

4.    Miscellaneous.

a.    This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the matters addressed in this First Amendment. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.    This First Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c.    This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d.    Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail.

[Signatures are on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

JOUNCE THERAPEUTICS, INC.,
a Delaware corporation

By: /s/ Richard Murray
                        Its: Chief Executive Officer

LANDLORD:

ARE-770/784/790 MEMORIAL DRIVE, LLC,
a Delaware limited liability company

By:     ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

By:    ARE-QRS CORP.,
a Maryland corporation,
general partner

By: /s/ Eric S. Johnson
Its: Senior Vice President RE Legal Affairs

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